Exhibit 99.1

MELLON FINANCIAL CORPORATION

BUSINESS SECTORS

(dollar amounts in millions, averages in billions; presented on an FTE basis)	Institutional Asset Management			Mutual Funds			Private Wealth Management			Asset Servicing
	2004	2003	2002	2004	2003	2002	2004	2003	2002	2004	2003	2002
Revenue:
Investment management	740	549	494	567	577	630	300	275	277	—	—	—
Institutional trust and custody	24	29	23	—	(4)	4	9	9	11	478	422	434
Securities lending revenue	—	—	—	—	—	—	—	—	—	76	69	75
Payment solutions & investor services	—	—	—	—	—	—	6	6	6	—	—	—
Transfer revenue	51	35	38	(58)	(55)	(59)	4	10	17	(2)	2	(2)
Other fee revenue	17	12	7	(9)	(6)	(11)	6	8	9	220	192	162

Total fee and other revenue	832	625	562	500	512	564	325	308	320	772	685	669
Net interest revenue (expense)	(16)	(16)	(28)	(6)	(6)	5	212	223	209	69	82	95

Total revenue	816	609	534	494	506	569	537	531	529	841	767	764
Credit quality expense	—	—	—	—	—	—	1	1	—	—	—	—
Total operating expense	581	481	454	316	326	344	316	293	278	662	612	572

Income from continuing operations before taxes (benefits) and cumulative effect of accounting change	235	128	80	178	180	225	220	237	251	179	155	192
Income taxes (benefits)	81	45	29	61	63	82	75	83	92	62	55	70

Income (loss) from continuing operations before cumulative effect of accounting change	154	83	51	117	117	143	145	154	159	117	100	122
Cumulative effect of accounting change (a)	—	—	—	—	—	—	—	—	—	—	—	—

Income from continuing operations	154	83	51	117	117	143	145	154	159	117	100	122
Income from discontinued operations after-tax (a)	—	—	—	—	—	—	—	—	—	—	—	—

Net income (loss)	$154	$83	$51	$117	$117	$143	$145	$154	$159	$117	$100	$122

Average loans	$—	$—	$—	$—	$—	$—	$3.4	$2.9	$2.7	$0.1	$—	$—
Average assets (b)	$1.4	$1.3	$1.2	$0.6	$0.7	$0.7	$6.2	$5.5	$5.0	$7.2	$5.9	$4.7
Average deposits	$—	$—	$—	$—	$—	$—	$5.3	$4.6	$4.4	$5.8	$4.2	$3.4
Average common equity	$0.6	$0.5	$0.2	$0.2	$0.2	$0.4	$0.5	$0.4	$0.2	$0.6	$0.6	$0.5
Average Tier I preferred equity	$0.3	$0.3	$—	$0.1	$0.1	$—	$0.2	$0.2	$—	$0.1	$0.1	$—
Market value of assets under management at period end (in billions)(c)	$526	$466	$373	$133	$143	$164	$48	$48	$44	$—	$—	$—
Market value of assets under administration or custody at period end (in billions)	$8	$10	$7	$—	$—	$—	$26	$23	$18	$3,199	$2,688	$2,129
Return on common equity (d)	27%	18%	24%	50%	47%	35%	30%	36%	76%	20%	18%	26%
Pretax operating margin (d)	29%	21%	15%	36%	36%	39%	41%	45%	48%	21%	20%	25%

(a)	The cumulative effect of accounting change and income from discontinued operations accounting have not been allocated to any of the Corporation’s reportable sectors.
(b)	Where average deposits are greater than average loans, average assets include an allocation of investment securities equal to the difference.
(c)	Reflects the change of investment advisor and subsequent transfer of securities lending assets from the Asset Servicing sector to the Institutional Asset Management sector. Prior periods have been reclassified. The fees earned on these assets are shown as securities lending revenue in the Asset Servicing sector.
(d)	On a continuing operations basis.

n/m - not meaningful

Notes:	In March of 2005, Mellon announced an agreement to sell our Human Resources (HR) consulting practices, benefits administration and business process outsourcing businesses. As a result of this transaction, we adopted discontinued operations accounting for the businesses being sold.
In addition, we realigned our business sectors following the announcement to sell the HR businesses. As part of this realignment, the new Payment Solutions & Investor Services sector was created, which consists of Mellon Investor Services (the remaining business of the former HR&IS sector), Global Cash Management (including SourceNet Solutions) and Mellon Financial Markets, both of which were previously included in the Treasury Services sector.
The realignment of the sectors had a minor impact on the Institutional Asset Management and Mutual Funds sectors.
All prior periods have been restated for these changes.
Prior periods sector data may also reflect immaterial reclassifications resulting from minor changes to be consistent with current period presentation.

MELLON FINANCIAL CORPORATION

BUSINESS SECTORS

(dollar amounts in millions, averages in billions; presented on an FTE basis)	Payment Solutions & Investor Services			Treasury Services/ Other Activity			Consolidated Results
	2004	2003	2002	2004	2003	2002	2004	2003	2002
Revenue:
Investment management	—	—	—	—	—	—	1,607	1,401	1,401
Institutional trust and custody	—	—	—	10	(1)	2	521	455	474
Securities lending revenue	—	—	—	—	—	—	76	69	75
Payment solutions & investor services	565	573	561	4	4	4	575	583	571
Transfer revenue	—	—	—	5	8	6	—	—	—
Other fee revenue	18	13	29	410	295	243	662	514	439

Total fee and other revenue (a)	583	586	590	429	306	255	3,441	3,022	2,960
Net interest revenue (expense) (b)	123	152	149	101	158	210	483	593	640

Total revenue (c)	706	738	739	530	464	465	3,924	3,615	3,600
Credit quality expense	—	—	—	(12)	6	172	(11)	7	172
Total operating expense	509	525	520	323	240	221	2,707	2,477	2,389

Income from continuing operations before taxes (benefits) and cumulative effect of accounting change	197	213	219	219	218	72	1,228	1,131	1,039
Income taxes (benefits) (c)	67	75	79	75	76	23	421	397	375

Income (loss) from continuing operations before cumulative effect of accounting change	130	138	140	144	142	49	807	734	664
Cumulative effect of accounting change (d)	—	—	—	—	(7)	—	—	(7)	—

Income from continuing operations	130	138	140	144	135	49	807	727	664
Income from discontinued operations after-tax (d)	—	—	—	—	—	—	(11)	(26)	18

Net income (loss)	$130	$138	$140	$144	$135	$49	$796	$701	$682

Average loans	$0.1	$0.1	$0.1	$3.7	$4.7	$6.6	$7.3	$7.7	$9.4
Average assets (e)	$7.1	$8.4	$9.0	$10.9	$11.1	$11.6	$34.0	$33.9	$33.7
Average deposits	$6.4	$7.6	$8.1	$2.9	$3.1	$3.1	$20.4	$19.5	$19.0
Average common equity	$0.3	$0.3	$0.2	$1.6	$1.5	$1.9	$3.8	$3.5	$3.4
Average Tier I preferred equity	$0.1	$0.1	$—	$0.2	$0.2	$1.0	$1.0	$1.0	$1.0

Market value of assets under management at period end (in billions)	$—	$—	$—	$—	$—	$—	$707	$657	$581

Market value of assets under administration or custody at period end (in billions)	$—	$—	$—	$—	$—	$—	$3,233	$2,721	$2,154

Return on common equity (f)	44%	39%	56%	n/m	n/m	n/m	21%	21%	20%

Pretax operating margin (f)	28%	29%	30%	n/m	n/m	n/m	31%	31%	29%

(a)	Consolidated results include FTE impact of $42 million, $42 million and $42 million for 2004, 2003 and 2002, respectively.
(b)	Consolidated results include FTE impact of $17 million, $16 million and $13 million for 2004, 2003 and 2002, respectively.
(c)	Consolidated results include FTE impact of $59 million, $58 million and $55 million for 2004, 2003 and 2002, respectively.
(d)	The cumulative effect of accounting change and income from discontinued operations have not been allocated to any of the Corporation’s reportable sectors.
(e)	Where average deposits are greater than average loans, average assets include an allocation of investment securities equal to the difference. Consolidated average assets include average assets of discontinued operations of $0.6 billion, $1.0 billion and $1.5 billion for 2004, 2003 and 2002, respectively.
(f)	On a continuing operations basis.

n/m - not meaningful

Notes:	In March of 2005, Mellon announced an agreement to sell our Human Resources (HR) consulting practices, benefits administration and business process outsourcing businesses. As a result of this transaction, we adopted discontinued operations accounting for the businesses being sold.
In addition, we realigned our business sectors following the announcement to sell the HR businesses. As part of this realignment, the new Payment Solutions & Investor Services sector was created, which consists of Mellon Investor Services (the remaining business of the former HR&IS sector), Global Cash Management (including SourceNet Solutions) and Mellon Financial Markets, both of which were previously included in the Treasury Services sector.
The realignment of the sectors had a minor impact on the Institutional Asset Management and Mutual Funds sectors.
All prior periods have been restated for these changes.
Prior periods sector data may also reflect immaterial reclassifications resulting from minor changes to be consistent with current period presentation.

MELLON FINANCIAL CORPORATION

BUSINESS SECTORS

INSTITUTIONAL ASSET MANAGEMENT - 13 Quarter Trend

(dollar amounts in millions, averages in billions; presented on an FTE basis)	2002				2003				2004				2005
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr
Revenue:
Investment management	133	118	112	131	106	123	130	190	184	163	159	234	210
Institutional trust and custody	5	6	6	6	7	7	7	8	6	6	7	5	6
Securities lending revenue	—	—	—	—	—	—	—	—	—	—	—	—	—
Payment solutions & investor services	—	—	—	—	—	—	—	—	—	—	—	—	—
Transfer revenue (a)	11	11	9	7	7	10	9	9	12	14	12	13	16
Other fee revenue	3	—	—	4	2	3	3	4	8	—	1	8	4

Total fee and other revenue	152	135	127	148	122	143	149	211	210	183	179	260	236
Net interest revenue (expense)	(7)	(7)	(8)	(6)	(4)	(5)	(4)	(3)	(4)	(4)	(4)	(4)	(4)

Total revenue	145	128	119	142	118	138	145	208	206	179	175	256	232
Credit quality expense	—	—	—	—	—	—	—	—	—	—	—	—	—
Operating expense	113	104	107	130	109	110	114	148	138	128	128	187	162

Income from continuing operations before taxes (benefits) and cumulative effect of accounting change	32	24	12	12	9	28	31	60	68	51	47	69	70
Income taxes (benefits)	12	9	4	4	3	10	11	21	24	18	15	24	25

Income (loss) from continuing operations before cumulative effect of accounting change	20	15	8	8	6	18	20	39	44	33	32	45	45
Cumulative effect of accounting change (b)	—	—	—	—	—	—	—	—	—	—	—	—	—

Income from continuing operations	20	15	8	8	6	18	20	39	44	33	32	45	45
Income from discontinued operations after-tax (b)	—	—	—	—	—	—	—	—	—	—	—	—	—

Net income (loss)	$20	$15	$8	$8	$6	$18	$20	$39	$44	$33	$32	$45	$45

Average loans	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Average assets (c)	$1.2	$1.2	$1.3	$1.3	$1.4	$1.3	$1.3	$1.4	$1.4	$1.4	$1.5	$1.6	$1.4
Average deposits	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Average common equity	$0.2	$0.2	$0.2	$0.2	$0.5	$0.5	$0.5	$0.5	$0.6	$0.6	$0.6	$0.6	$0.7
Average Tier I preferred equity	$—	$—	$—	$—	$0.3	$0.3	$0.3	$0.3	$0.3	$0.3	$0.3	$0.4	$0.4
Market value of assets under management at period end (in billions)(d)	$395	$377	$357	$373	$372	$409	$433	$466	$491	$491	$489	$526	$555
Market value of assets under administration or custody at period end (in billions)	$—	$—	$—	$6	$7	$8	$9	$10	$7	$6	$8	$8	$9
Return on common equity (e)(f)	36%	27%	16%	16%	5%	16%	17%	33%	33%	24%	22%	29%	26%
Pretax operating margin (e)	22%	19%	11%	8%	8%	20%	21%	29%	33%	28%	27%	27%	30%

(a)	Consists largely of sub-advisory and distribution fees credited to the Institutional Asset Management sector by the Mutual Funds sector.
(b)	The cumulative effect of accounting change and income from discontinued operations have not been allocated to any of the Corporation’s reportable sectors.
(c)	Where average deposits are greater than average loans, average assets include an allocation of investment securities equal to the difference.
(d)	Reflects the change of investment advisor and subsequent transfer of Securities Lending assets from the Asset Servicing sector to the Institutional Asset Management sector.

Prior period data has been reclassified. Includes securities lending assets of $109 billion in the first quarter of 2005, $77 billion, $82 billion,$86 billion and $87 billion in the first, second, third and fourth quarters, respectively, of 2004, $53 billion, $59 billion, $63 billion, and $66 billion in the first, second, third and fourth quarters, respectively, of 2003, and $45 billion, $43 billion, $48 billion, and $45 billion in the first, second, third and fourth quarters, respectively, of 2002. The fees earned on these assets are shown as securities lending revenue in the Asset Servicing sector.

(e)	On a continuing operations basis.
(f)	Ratios are annualized.

Notes:	In the first quarter of 2005, the Corporation realigned the business sectors following the announcement to sell the HR consulting practices, benefits administration, and business process outsourcing businesses. As part of this realignment, the new Payment Solutions & Investor Services sector was created, which consists of Mellon Investor Services (the remaining business of the former HR&IS sector), Global Cash Management (including SourceNet Solutions) and Mellon Financial Markets, both of which were previously included in the Treasury Services sector.

The realignment of the sectors had a minor impact on the Institutional Asset Management and Mutual Funds sectors.

All prior periods have been restated for these changes.

Prior periods sector data may also reflect immaterial reclassifications resulting from minor changes to be consistent with current period presentation.

MELLON FINANCIAL CORPORATION

BUSINESS SECTORS

MUTUAL FUNDS - 13 Quarter Trend

	2002				2003				2004				2005
(dollar amounts in millions, averages in billions; presented on an FTE basis)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr
Revenue:
Investment management	160	162	157	151	145	143	146	143	144	143	141	139	133
Institutional trust and custody	4	3	—	(3)	(1)	(1)	(3)	1	(1)	1	(1)	1	1
Securities lending revenue	—	—	—	—	—	—	—	—	—	—	—	—	—
Payment solutions & investor services	—	—	—	—	—	—	—	—	—	—	—	—	—
Transfer revenue (a)	(15)	(15)	(16)	(13)	(15)	(13)	(14)	(13)	(15)	(14)	(14)	(15)	(16)
Other fee revenue	(3)	(2)	(3)	(3)	(1)	(2)	(2)	(1)	(2)	(3)	(2)	(2)	(2)

Total fee and other revenue	146	148	138	132	128	127	127	130	126	127	124	123	116
Net interest revenue (expense)	1	1	1	2	(1)	(2)	(1)	(2)	(1)	(2)	(2)	(1)	—

Total revenue	147	149	139	134	127	125	126	128	125	125	122	122	116
Credit quality expense	—	—	—	—	—	—	—	—	—	—	—	—	—
Operating expense	85	88	84	87	78	81	82	85	79	79	78	80	78

Income from continuing operations before taxes (benefits) and cumulative effect of accounting change	62	61	55	47	49	44	44	43	46	46	44	42	38
Income taxes (benefits)	23	23	20	16	17	16	15	15	16	17	14	14	14

Income (loss) from continuing operations before cumulative effect of accounting change	39	38	35	31	32	28	29	28	30	29	30	28	24
Cumulative effect of accounting change (b)	—	—	—	—	—	—	—	—	—	—	—	—	—

Income from continuing operations	39	38	35	31	32	28	29	28	30	29	30	28	24
Income from discontinued operations after-tax (b)	—	—	—	—	—	—	—	—	—	—	—	—	—

Net income (loss)	$39	$38	$35	$31	$32	$28	$29	$28	$30	$29	$30	$28	$24

Average loans	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Average assets (c)	$0.7	$0.7	$0.7	$0.7	$0.7	$0.7	$0.6	$0.6	$0.5	$0.6	$0.6	$0.6	$0.5
Average deposits	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Average common equity	$0.4	$0.4	$0.4	$0.4	$0.2	$0.2	$0.2	$0.3	$0.2	$0.2	$0.2	$0.2	$0.3
Average Tier I preferred equity	$—	$—	$—	$—	$0.1	$0.1	$0.1	$0.1	$0.1	$0.1	$0.1	$0.1	$0.1
Market value of assets under management at period end (in billions)	$164	$164	$162	$164	$152	$157	$146	$143	$141	$142	$134	$133	$127
Market value of assets under administration or custody at period end (in billions)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Return on common equity (d)(e)	40%	37%	34%	31%	50%	47%	47%	44%	50%	53%	51%	46%	36%
Pretax operating margin (d)	42%	41%	40%	35%	38%	36%	35%	33%	37%	37%	36%	34%	33%

(a)	Consists of sub-advisory and distribution fees credited to other sectors.
(b)	The cumulative effect of accounting change and income from discontinued operations have not been allocated to any of the Corporation’s reportable sectors.
(c)	Where average deposits are greater than average loans, average assets include an allocation of investment securities equal to the difference.
(d)	On a continuing operations basis.
(e)	Ratios are annualized.

Notes:	In the first quarter of 2005, the Corporation realigned the business sectors following the announcement to sell the HR consulting practices, benefits administration, and business process outsourcing businesses. As part of this realignment, the new Payment Solutions & Investor Services sector was created, which consists of Mellon Investor Services (the remaining business of the former HR&IS sector), Global Cash Management (including SourceNet Solutions) and Mellon Financial Markets, both of which were previously included in the Treasury Services sector.

The realignment of the sectors had a minor impact on the Institutional Asset Management and Mutual Funds sectors.

All prior periods have been restated for these changes.

Prior periods sector data may also reflect immaterial reclassifications resulting from minor changes to be consistent with current period presentation.

MELLON FINANCIAL CORPORATION

BUSINESS SECTORS

PRIVATE WEALTH MANAGEMENT - 13 Quarter Trend

(dollar amounts in millions, averages in billions; presented on an FTE basis)	2002								2003				2004				2005
	1st Qtr		2nd Qtr		3rd Qtr		4th Qtr		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr
Revenue:
Investment management		73		70		69		65	65	65	69	76	74	75	74	77	81
Institutional trust and custody		3		4		2		2	2	2	2	3	2	2	3	2	3
Securities lending revenue		—		—		—		—	—	—	—	—	—	—	—	—	—
Payment solutions & investor services		1		2		2		1	2	1	1	2	1	1	3	1	1
Transfer revenue		4		5		4		4	3	2	4	1	2	1	1	—	—
Other fee revenue		3		(1)		3		4	1	3	2	2	3	1	(1)	3	2

Total fee and other revenue		84		80		80		76	73	73	78	84	82	80	80	83	87
Net interest revenue (expense)		54		54		52		49	58	59	55	51	52	55	53	52	57

Total revenue		138		134		132		125	131	132	133	135	134	135	133	135	144
Credit quality expense		1		—		(1)		—	—	—	—	1	—	1	—	—	—
Operating expense		70		66		68		74	68	73	76	76	77	78	78	83	80

Income from continuing operations before taxes (benefits) and cumulative effect of accounting change		67		68		65		51	63	59	57	58	57	56	55	52	64
Income taxes (benefits)		24		27		23		18	22	21	20	20	20	20	18	17	23

Income (loss) from continuing operations before cumulative effect of accounting change		43		41		42		33	41	38	37	38	37	36	37	35	41
Cumulative effect of accounting change (a)		—		—		—		—	—	—	—	—	—	—	—	—	—

Income from continuing operations		43		41		42		33	41	38	37	38	37	36	37	35	41
Income from discontinued operations after-tax (a)		—		—		—		—	—	—	—	—	—	—	—	—	—

Net income (loss)		$43		$41		$42		$33	$41	$38	$37	$38	$37	$36	$37	$35	$41

Average loans		$2.5		$2.7		$2.8		$2.7	$2.7	$2.8	$2.9	$3.1	$3.3	$3.4	$3.4	$3.5	$3.6
Average assets (b)		$5.1		$5.0		$4.8		$5.0	$5.4	$5.5	$5.5	$5.6	$6.0	$6.2	$6.3	$6.4	$6.6
Average deposits		$4.5		$4.4		$4.3		$4.5	$4.6	$4.6	$4.6	$4.7	$5.0	$5.3	$5.4	$5.5	$5.7
Average common equity		$0.2		$0.2		$0.2		$0.2	$0.4	$0.4	$0.4	$0.5	$0.5	$0.5	$0.5	$0.5	$0.4
Average Tier I preferred equity	$		$		$		$		$0.2	$0.2	$0.2	$0.2	$0.2	$0.2	$0.2	$0.1	$0.1
Market value of total client assets at period end (in billions)(c)		$74		$70		$64		$66	$64	$69	$71	$75	$76	$76	$76	$78	$77
Return on common equity (d)(e)		82%		80%		77%		65%	39%	36%	35%	34%	31%	30%	31%	28%	40%
Pretax operating margin (d)		48%		51%		49%		41%	48%	45%	43%	43%	43%	41%	41%	38%	44%

(a)	The cumulative effect of accounting change and income from discontinued operations have not been allocated to any of the Corporation’s reportable sectors.
(b)	Where average deposits are greater than average loans, average assets include an allocation of investment securities equal to the difference.
(c)	Includes assets under management, before amounts subadvised by/for other sectors, of $49 billion in the first quarter of 2005, $47 billion, $46 billion, $47 billion and $50 billion in the first, second, third and fourth quarters, respectively, of 2004, $40 billion, $44 billion, $45 billion, and $47 billion in the first, second, third and fourth quarters, respectively, of 2003, and $47 billion, $44 billion, $40 billion, and $42 billion in the first, second, third and fourth quarters, respectively, of 2002.
(d)	On a continuing operations basis.
(e)	Ratios are annualized.

Note: Prior periods sector data may also reflect immaterial reclassifications resulting from minor changes to be consistent with current period presentation.

MELLON FINANCIAL CORPORATION

BUSINESS SECTORS

ASSET SERVICING - 13 Quarter Trend

(dollar amounts in millions, averages in billions; presented on an FTE basis)	2002				2003				2004				2005
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr
Revenue:
Investment management	—	—	—	—	—	—	—	—	—	—	—	—	—
Institutional trust and custody	104	111	112	107	100	105	104	113	120	118	113	127	132
Securities lending revenue	19	24	16	16	15	22	16	16	18	24	16	18	24
Payment solutions & investor services	—	—	—	—	—	—	—	—	—	—	—	—	—
Transfer revenue	(1)	(1)	(1)	1	1	—	—	1	—	(2)	—	—	(2)
Other fee revenue	38	42	46	36	50	40	56	46	62	62	45	51	62

Total fee and other revenue	160	176	173	160	166	167	176	176	200	202	174	196	216
Net interest revenue (expense)	28	24	22	21	20	23	21	18	14	18	17	20	19

Total revenue	188	200	195	181	186	190	197	194	214	220	191	216	235
Credit quality expense	—	—	—	—	—	—	—	—	—	—	—	—	—
Operating expense	136	142	146	148	145	147	157	163	163	163	160	176	180

Income from continuing operations before taxes (benefits) and cumulative effect of accounting change	52	58	49	33	41	43	40	31	51	57	31	40	55
Income taxes (benefits)	19	22	18	11	15	15	14	11	18	20	10	14	20

Income (loss) from continuing operations before cumulative effect of accounting change	33	36	31	22	26	28	26	20	33	37	21	26	35
Cumulative effect of accounting change (a)	—	—	—	—	—	—	—	—	—	—	—	—	—

Income from continuing operations	33	36	31	22	26	28	26	20	33	37	21	26	35
Income from discontinued operations after-tax (a)	—	—	—	—	—	—	—	—	—	—	—	—	—

Net income (loss)	$33	$36	$31	$22	$26	$28	$26	$20	$33	$37	$21	$26	$35

Average loans	$—	$—	$—	$—	$—	$0.1	$—	$—	$0.1	$0.1	$—	$—	$—
Average assets (b)	$4.5	$4.6	$4.9	$4.8	$5.4	$5.7	$6.1	$6.2	$7.1	$6.8	$7.0	$8.0	$8.2
Average deposits	$3.3	$3.4	$3.4	$3.4	$3.5	$4.2	$4.5	$4.6	$5.5	$5.4	$5.8	$6.5	$7.0
Average common equity	$0.4	$0.5	$0.4	$0.5	$0.5	$0.6	$0.6	$0.6	$0.6	$0.6	$0.6	$0.6	$0.5
Average Tier I preferred equity	$—	$—	$—	$—	$0.1	$0.1	$0.1	$0.1	$0.1	$0.1	$0.1	$0.1	$0.1
Market value of securities lending assets at period end (in billions)(c)	$45	$43	$44	$41	$44	$51	$53	$55	$64	$68	$73	$74	$95
Market value of assets under administration or custody at period end (in billions)	$2,162	$2,066	$2,071	$2,129	$2,157	$2,369	$2,463	$2,688	$2,793	$2,826	$2,946	$3,199	$3,259
Return on common equity (d)(e)	28%	31%	26%	18%	21%	19%	18%	13%	22%	25%	14%	17%	30%
Pretax operating margin (d)	28%	29%	25%	19%	22%	23%	20%	16%	24%	26%	16%	19%	24%

(a)	The cumulative effect of accounting change and income from discontinued operations have not been allocated to any of the Corporation’s reportable sectors.
(b)	Where average deposits are greater than average loans, average assets include an allocation of investment securities equal to the difference.
(c)	Included as assets under management in the Institutional Asset Management sector. Fees on those assets are recorded above as securities lending revenue.
(d)	On a continuing operations basis.
(e)	Ratios are annualized.

Note: Prior periods sector data may also reflect immaterial reclassifications resulting from minor changes to be consistent with current period presentation.

MELLON FINANCIAL CORPORATION

BUSINESS SECTORS

PAYMENT SOLUTIONS & INVESTOR SERVICES - 13 Quarter Trend

(dollar amounts in millions, averages in billions; presented on an FTE basis)	2002				2003				2004				2005
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr
Revenue:
Investment management	—	—	—	—	—	—	—	—	—	—	—	—	—
Institutional trust and custody	—	—	—	—	—	—	—	—	—	—	—	—	—
Securities lending revenue	—	—	—	—	—	—	—	—	—	—	—	—	—
Payment solutions & investor services	134	140	136	151	141	143	143	146	145	149	133	138	134
Transfer revenue	—	(1)	1	—	1	(1)	1	(1)	—	—	—	—	—
Other fee revenue	4	6	13	6	3	2	3	5	3	5	5	5	8

Total fee and other revenue	138	145	150	157	145	144	147	150	148	154	138	143	142
Net interest revenue (expense)	33	39	42	35	39	45	36	32	31	30	29	33	37

Total revenue	171	184	192	192	184	189	183	182	179	184	167	176	179
Credit quality expense	—	—	—	—	—	—	—	—	—	—	—	—	—
Operating expense	128	132	129	131	128	132	132	133	125	130	120	134	133

Income from continuing operations before taxes (benefits) and cumulative effect of accounting change	43	52	63	61	56	57	51	49	54	54	47	42	46
Income taxes (benefits)	16	20	23	20	20	20	18	17	19	19	15	14	17

Income (loss) from continuing operations before cumulative effect of accounting change	27	32	40	41	36	37	33	32	35	35	32	28	29
Cumulative effect of accounting change (a)	—	—	—	—	—	—	—	—	—	—	—	—	—

Income from continuing operations	27	32	40	41	36	37	33	32	35	35	32	28	29
Income from discontinued operations after-tax (a)	—	—	—	—	—	—	—	—	—	—	—	—	—

Net income (loss)	$27	$32	$40	$41	$36	$37	$33	$32	$35	$35	$32	$28	$29

Average loans	$0.1	$0.1	$0.1	$0.1	$0.1	$0.1	$0.1	$0.1	$0.1	$0.1	$0.1	$0.1	$0.1
Average assets (b)	$7.4	$7.9	$9.9	$10.6	$11.3	$7.7	$8.0	$6.6	$6.6	$6.9	$7.0	$7.7	$7.8
Average deposits	$6.9	$6.4	$9.3	$10.0	$10.5	$6.8	$7.1	$5.9	$5.9	$6.2	$6.2	$7.0	$7.1
Average common equity	$0.2	$0.2	$0.2	$0.3	$0.4	$0.3	$0.3	$0.3	$0.3	$0.3	$0.3	$0.3	$0.3
Average Tier I preferred equity	$—	$—	$—	$—	$0.1	$0.1	$0.1	$0.1	$0.1	$0.1	$0.1	$0.1	$0.1
Market value of assets under management at period end (in billions)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Market value of assets under administration or custody at period end (in billions)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Return on common equity (c)(d)	50%	58%	60%	57%	36%	43%	38%	40%	46%	48%	45%	37%	38%
Pretax operating margin (c)	25%	28%	33%	32%	30%	30%	28%	27%	30%	29%	29%	24%	26%

(a)	The cumulative effect of accounting change and income from discontinued operations have not been allocated to any of the Corporation’s reportable sectors.
(b)	Where average deposits are greater than average loans, average assets include an allocation of investment securities equal to the difference.
(c)	On a continuing operations basis.
(d)	Ratios are annualized.

Notes:	In March of 2005, Mellon announced an agreement to sell our Human Resources (HR) consulting practices, benefits administration and business process outsourcing businesses. As a result of this transaction, we adopted discontinued operations accounting for the businesses being sold.

In addition, we realigned our business sectors following the announcement to sell the HR businesses. As part of this realignment, the new Payment Solutions & Investor Services sector was created, which consists of Mellon Investor Services (the remaining business of the former HR&IS sector), Global Cash Management (including SourceNet Solutions) and Mellon Financial Markets, both of which were previously included in the Treasury Services sector.

The realignment of the sectors had a minor impact on the Institutional Asset Management and Mutual Funds sectors.

All prior periods have been restated for these changes.

Prior periods sector data may also reflect immaterial reclassifications resulting from minor changes to be consistent with current period presentation.

MELLON FINANCIAL CORPORATION

BUSINESS SECTORS

TREASURY SERVICES/OTHER ACTIVITY - 13 Quarter Trend

(dollar amounts in millions, averages in billions; presented on an FTE basis)	2002				2003				2004				2005
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr (e)	2nd Qtr (f)	3rd Qtr	4th Qtr (g)	1st Qtr (h)
Revenue:
Investment management	—	—	—	—	—	—	—	—	—	—	—	—	—
Institutional trust and custody	—	(1)	1	2	—	(1)	2	(2)	2	4	2	2	1
Securities lending revenue	—	—	—	—	—	—	—	—	—	—	—	—	—
Payment solutions & investor services	1	1	—	2	1	1	1	1	1	2	—	1	1
Transfer revenue	1	1	3	1	3	2	—	3	1	1	1	2	2
Other fee revenue	67	51	44	81	57	62	91	85	154	76	88	92	270

Total fee and other revenue	69	52	48	86	61	64	94	87	158	83	91	97	274
Net interest revenue (expense)	53	49	54	54	48	48	33	29	28	29	23	21	12

Total revenue	122	101	102	140	109	112	127	116	186	112	114	118	286
Credit quality expense	3	160	3	6	4	3	—	(1)	(7)	(1)	—	(4)	(1)
Operating expense	56	42	43	80	53	54	62	71	88	98	72	65	80

Income from continuing operations before taxes (benefits) and cumulative effect of accounting change	63	(101)	56	54	52	55	65	46	105	15	42	57	207
Income taxes (benefits)	24	(39)	21	17	19	19	22	16	37	5	13	20	76

Income (loss) from continuing operations before cumulative effect of accounting change	39	(62)	35	37	33	36	43	30	68	10	29	37	131
Cumulative effect of accounting change (a)	—	—	—	—	(7)	—	—	—	—	—	—	—	—

Income from continuing operations	39	(62)	35	37	26	36	43	30	68	10	29	37	131
Income from discontinued operations after-tax (a)	—	—	—	—	—	—	—	—	—	—	—	—	—

Net income (loss)	$39	$(62)	$35	$37	$26	$36	$43	$30	$68	$10	$29	$37	$131

Average loans	$6.5	$6.9	$6.9	$6.4	$5.4	$4.9	$4.4	$4.1	$4.0	$3.9	$3.5	$3.6	$3.2
Average assets (b)	$12.1	$12.4	$11.4	$10.7	$10.0	$12.4	$10.9	$11.1	$11.0	$10.9	$10.5	$11.1	$11.9
Average deposits	$2.8	$3.7	$2.9	$2.8	$2.8	$3.5	$3.0	$3.0	$2.8	$2.9	$2.9	$3.0	$3.2
Average common equity	$1.9	$1.8	$1.8	$1.7	$1.3	$1.5	$1.5	$1.5	$1.6	$1.7	$1.7	$1.8	$2.0
Average Tier I preferred equity	$0.9	$0.9	$1.0	$1.0	$0.2	$0.2	$0.2	$0.2	$0.2	$0.2	$0.2	$0.2	$0.2
Market value of assets under management at period end (in billions)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Market value of assets under administration or custody at period end (in billions)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Return on common equity (c)(d)	n/m	n/m	n/m	n/m	n/m	n/m	n/m	n/m	n/m	n/m	n/m	n/m	n/m
Pretax operating margin (c)	n/m	n/m	n/m	n/m	n/m	n/m	n/m	n/m	n/m	n/m	n/m	n/m	n/m

(a)	The cumulative effect of accounting change and income from discontinued operations have not been allocated to any of the Corporation’s reportable sectors.
(b)	Where average deposits are greater than average loans, average assets include an allocation of investment securities equal to the difference.
(c)	On a continuing operations basis.
(d)	Ratios are annualized.
(e)	The first quarter of 2004 includes a pre-tax gain of $93 million from the sale of approximately 35% of the Corporation’s investment in Shinsei Bank.

Also included in the first quarter of 2004 is a pre-tax charge of $19 million associated with a writedown of two small non-strategic businesses, one of which was sold in 2004.

(f)	The second quarter of 2004 includes a $24 million pre-tax charge relating to vacating 10 leased locations in London and moving into the Corporation’s new European headquarters.
(g)	The fourth quarter of 2004 includes a $17 million pre-tax occupancy expense reversal relating to the reduction of a sublease loss reserve following the execution of a new lease on our Pittsburgh headquarters building.
(h)	The first quarter of 2005 includes a pre-tax gain of $197 million from the sale of our remaining investment in Shinsei Bank, a pre-tax charge of $10 million associated with the early extinguishment of debt, a $3 million pre-tax additional writedown of the remaining small non-strategic business held for sale and an additional $2 million pre-tax charge associated with the move to the new Mellon Financial Centre in London.

n/m—not meaningful

Notes:

In the first quarter of 2005, the Corporation realigned the business sectors following the announcement to sell the HR consulting practices, benefits administration, and business process outsourcing businesses. As part of this realignment, the new Payment Solutions & Investor Services sector was created, which consists of Mellon Investor Services (the remaining business of the former HR&IS sector), Global Cash Management (including SourceNet Solutions) and Mellon Financial Markets, both of which were previously included in the Treasury Services sector.

All prior periods have been restated for these changes.

Prior periods sector data may also reflect immaterial reclassifications resulting from minor changes to be consistent with current period presentation.

MELLON FINANCIAL CORPORATION

BUSINESS SECTORS

CONSOLIDATED RESULTS - 13 Quarter Trend

(dollar amounts in millions, averages in billions; presented on an FTE basis)	2002				2003				2004				2005
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr (e)	2nd Qtr (f)	3rd Qtr	4th Qtr (g)	1st Qtr (h)
Revenue:
Investment management	366	350	338	347	316	331	345	409	402	381	374	450	424
Institutional trust and custody	116	123	121	114	108	112	112	123	129	131	124	137	143
Securities lending revenue	19	24	16	16	15	22	16	16	18	24	16	18	24
Payment solutions & investor services	136	143	138	154	144	145	145	149	147	152	136	140	136
Transfer revenue	—	—	—	—	—	—	—	—	—	—	—	—	—
Other fee revenue	112	96	103	128	112	108	153	141	228	141	136	157	344

Total fee and other revenue	749	736	716	759	695	718	771	838	924	829	786	902	1,071
Net interest revenue (expense)	162	160	163	155	160	168	140	125	120	126	116	121	121

Total revenue	911	896	879	914	855	886	911	963	1,044	955	902	1,023	1,192
Credit quality expense	4	160	2	6	4	3	—	—	(7)	—	—	(4)	(1)
Operating expense	588	574	577	650	581	597	623	676	670	676	636	725	713

Income from continuing operations before taxes (benefits) and cumulative effect of accounting change	319	162	300	258	270	286	288	287	381	279	266	302	480
Income taxes (benefits)	118	62	109	86	96	101	100	100	134	99	85	103	175

Income (loss) from continuing operations before cumulative effect of accounting change	201	100	191	172	174	185	188	187	247	180	181	199	305
Cumulative effect of accounting change (a)	—	—	—	—	(7)	—	—	—	—	—	—	—	—

Income from continuing operations	201	100	191	172	167	185	188	187	247	180	181	199	305
Income from discontinued operations after-tax (a)	15	9	—	(6)	(6)	(10)	(7)	(3)	(2)	(4)	2	(7)	(50)

Net income (loss)	$216	$109	$191	$166	$161	$175	$181	$184	$245	$176	$183	$192	$255

Average loans	$9.1	$9.7	$9.8	$9.2	$8.2	$7.9	$7.4	$7.3	$7.5	$7.5	$7.0	$7.2	$6.9
Average assets (b)	$33.0	$33.4	$34.2	$34.2	$35.3	$34.3	$33.4	$32.4	$33.2	$33.4	$33.5	$36.0	$36.9
Average deposits	$17.5	$17.9	$19.9	$20.7	$21.4	$19.1	$19.2	$18.2	$19.2	$19.8	$20.3	$22.0	$23.0
Average common equity	$3.3	$3.3	$3.2	$3.3	$3.3	$3.5	$3.5	$3.7	$3.8	$3.9	$3.9	$4.0	$4.2
Average Tier I preferred equity	$0.9	$0.9	$1.0	$1.0	$1.0	$1.0	$1.0	$1.0	$1.0	$1.0	$1.0	$1.0	$1.0
Market value of assets under management at period end (in billions)	$610	$588	$562	$581	$566	$612	$625	$657	$679	$679	$670	$707	$729
Market value of assets under administration or custody at period end (in billions)	$2,182	$2,085	$2,089	$2,153	$2,181	$2,397	$2,493	$2,721	$2,824	$2,856	$2,978	$3,233	$3,293
Return on common equity (c)(d)	24%	12%	23%	20%	20%	21%	21%	21%	26%	19%	19%	20%	30%
Pretax operating margin (c)	35%	18%	34%	28%	32%	32%	31%	30%	37%	29%	30%	29%	40%
(a)	The cumulative effect of accounting change and income from discontinued operations have not been allocated to any of the Corporation’s reportable sectors.
(b)	Consolidated average assets includes average assets of discontinued operations $0.5 in the first quarter of 2005, $0.6 in the first, second, third and fourth quarters, respectively of 2004, $1.1 billion, $1.0 billion, $1.0 billion and $0.9 billion for the first, second, third and fourth quarters, respectively of 2003, and $2.0 billion, $1.6 billion, $1.2 billion and $1.1 billion for the first, second, third and fourth quarters, respectively, of 2002.
(c)	On a continuing operations basis.
(d)	Ratios are annualized.
(e)	The first quarter of 2004 includes a pre-tax gain of $93 million from the sale of approximately 35% of the Corporation’s investment in Shinsei Bank.
Also included in the first quarter of 2004 is a pre-tax charge of $19 million associated with a writedown of two small non-strategic businesses, one of which was sold in 2004.
(f)	The second quarter of 2004 includes a $24 million pre-tax charge relating to vacating 10 leased locations in London and moving into the Corporation’s new European headquarters.
(g)	The fourth quarter of 2004 includes a $17 million pre-tax occupancy expense reversal relating to the reduction of a sublease loss reserve following the execution of a new lease on our Pittsburgh headquarters building.
(h)	The first quarter of 2005 includes a pre-tax gain of $197 million gain from the sale of our remaining investment in Shinsei Bank, a pre-tax charge of $10 million associated with the early extinguishment of debt, a $3 million pre-tax additional writedown of the remaining small non-strategic business held for sale and an additional $2 million pre-tax charge associated with the move to the new Mellon Financial Centre in London.
Notes:	In March of 2005, Mellon announced an agreement to sell our Human Resources (HR) consulting practices, benefits administration and business process outsourcing businesses. As a result of this transaction, we adopted discontinued operations accounting for the businesses being sold.

In addition, we realigned our business sectors following the announcement to sell the HR businesses. As part of this realignment, the new Payment Solutions & Investor Services sector was created, which consists of Mellon Investor Services (the remaining business of the former HR&IS sector), Global Cash Management (including SourceNet Solutions) and Mellon Financial Markets, both of which were previously included in the Treasury Services sector.

The realignment of the sectors had a minor impact on the Institutional Asset Management and Mutual Funds sectors.

All prior periods have been restated for these changes.

Prior periods sector data may also reflect immaterial reclassifications resulting from minor changes to be consistent with current period presentation.

MELLON FINANCIAL CORPORATION

CONTINUING OPERATIONS - 13 Quarter Trend

NONINTEREST REVENUE

(dollar amounts in millions unless otherwise noted)	2002				2003				2004				2005
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr
Investment management	$366	$350	$338	$347	$316	$331	$345	$409	$402	$381	$374	$450	$424
Institutional trust & custody	135	147	137	130	123	134	128	139	147	155	139	156	167
Payment solutions & investor services	136	143	138	154	144	145	145	149	147	152	136	140	136
Foreign exchange trading	35	37	43	31	38	28	42	39	57	50	38	41	54
Financing-related	34	38	34	41	32	38	29	41	35	31	31	40	32
Equity investment (a)	21	(5)	(23)	(21)	3	(18)	3	6	98	9	24	29	219
Other	13	14	11	35	19	27	51	32	26	34	33	36	29

Total fee and other revenue	740	724	678	717	675	685	743	815	912	812	775	892	1,061
Gains on the sales of securities	—	—	28	31	11	21	18	12	—	8	—	—	—

Total noninterest revenue (non-FTE)	$740	$724	$706	$748	$686	$706	$761	$827	$912	$820	$775	$892	$1,061
FTE impact	9	12	10	11	9	12	10	11	12	9	11	10	10

Total noninterest revenue (FTE)	$749	$736	$716	$759	$695	$718	$771	$838	$924	$829	$786	$902	$1,071
Fee revenue as a percentage of fee and net interest revenue (FTE) (a)	82%	82%	81%	83%	81%	81%	84%	87%	89%	87%	87%	88%	90%
Market value of assets under management at period end (in billions)	$610	$588	$562	$581	$566	$612	$625	$657	$679	$679	$670	$707	$729
Market value of assets under administration or custody at period end (in billions)	$2,182	$2,085	$2,089	$2,153	$2,181	$2,397	$2,493	$2,721	$2,824	$2,856	$2,978	$3,233	$3,293
S&P 500 Index - period end	1147	990	815	880	848	975	996	1112	1126	1141	1115	1212	1181
S&P 500 Index - daily average	1132	1070	895	887	861	938	1000	1056	1133	1123	1104	1163	1192

(a)	The first quarter of 2004 and 2005 includes gains from the sale of the Corporation’s investment in Shinsei Bank of $93 million and $197 million, respectively.

Excluding these gains, fee revenue as a percentage of fee and net interest revenue (FTE) would have totaled 88% in the first quarter of 2005 and 87% in the first quarter of 2004.

Notes:	For analytical purposes, the term “fee and other revenue”, as utilized throughout this report, is defined as total noninterest revenue (including equity investment revenue) less gains on the sales of securities.

In March of 2005, Mellon announced an agreement to sell our Human Resources (HR) consulting practices, benefits administration and business process outsourcing businesses. As a result of this transaction, we adopted discontinued operations accounting for the businesses being sold.

In addition, we realigned our business sectors following the announcement to sell the HR businesses. As part of this realignment, the new Payment Solutions & Investor Services sector was created, which consists of Mellon Investor Services (the remaining business of the former HR&IS sector), Global Cash Management (including SourceNet Solutions) and Mellon Financial Markets, both of which were previously included in the Treasury Services sector.

All prior periods have been restated for these changes.

Prior periods sector data may also reflect immaterial reclassifications resulting from minor changes to be consistent with current period presentation.

MELLON FINANCIAL CORPORATION

CONTINUING OPERATIONS - 13 Quarter Trend

OPERATING EXPENSE

	2002				2003				2004				2005
(dollar amounts in millions)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr (b)	2nd Qtr (c)	3rd Qtr	4th Qtr (d)	1st Qtr (e)
Staff:
Compensation	$233	$235	$235	$256	$237	$230	$235	$240	$233	$235	$241	$263	$247
Incentive (a)	92	76	66	82	50	61	73	109	100	89	84	120	108
Employee benefits	24	26	22	29	43	43	43	43	55	53	51	51	66

Total staff	349	337	323	367	330	334	351	392	388	377	376	434	421
Professional, legal and other purchased services	78	79	89	94	83	94	95	100	90	99	91	108	98
Net occupancy	49	49	50	48	52	52	56	56	56	79	57	43	59
Equipment expense	41	39	39	47	40	38	45	47	44	42	41	42	41
Business development	25	27	26	27	20	21	22	25	21	22	21	23	21
Communications	22	23	20	20	21	24	19	20	22	22	18	21	25
Amortization of intangible assets	3	3	3	4	4	4	5	4	4	5	4	6	6
Other	21	17	27	43	31	30	30	32	45	30	28	48	42

Total operating expense	$588	$574	$577	$650	$581	$597	$623	$676	$670	$676	$636	$725	$713

(a)	Effective Jan. 1, 2003, Mellon began recording an expense for the estimated fair value of stock options using the prospective method under transitional guidance provided in the Statement of Financial Accounting Standards (SFAS) No. 148, “Accounting for Stock-Based Compensation - Transition and Disclosure.” Stock option expense totaled less than $1 million in the first, second and third quarters and approximately $1 million in the fourth quarter of 2003 and approximately $4 million, $4 million, $4 million, $4 million, respectively, in the first, second, third and fourth quarters of 2004 and $6 million in the first quarter 2005.
(b)	The first quarter of 2004 includes a charge of $19 million associated with a writedown of two small non-strategic businesses, one of which was sold in 2004.
(c)	The second quarter of 2004 includes a $24 million charge relating to vacating 10 leased locations in London and moving into the Corporation’s new European headquarters. Nearly all of the charge was recorded as occupancy expense in the table above.
(d)	The fourth quarter of 2004 includes a $17 million occupancy expense reduction relating to the reduction of a sublease loss reserve following the execution of a new lease on our Pittsburgh headquarters building. Nearly all of the reduction was recorded as occupancy expense in the table above.
(e)	The first quarter of 2005 includes a $10 million charge (included in other expense) for the early extinguishment of debt and $5 million of additional expense ($2 million of occupancy expense and $3 million of other expense) related to charges recorded in 2004 for the move to the new Mellon Financial Centre in London and a writedown of the remaining small non-strategic business previously identified as held for sale.

Notes:	In March of 2005, Mellon announced an agreement to sell our Human Resources (HR) consulting practices, benefits administration and business process outsourcing businesses. As a result of this transaction, we adopted discontinued operations accounting for the businesses being sold.

In addition, we realigned our business sectors following the announcement to sell the HR businesses. As part of this realignment, the new Payment Solutions & Investor Services sector was created, which consists of Mellon Investor Services (the remaining business of the former HR&IS sector), Global Cash Management (including SourceNet Solutions) and Mellon Financial Markets, both of which were previously included in the Treasury Services sector.

All prior periods have been restated for these changes.

Prior periods sector data may also reflect immaterial reclassifications resulting from minor changes to be consistent with current period presentation.